SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18:-SUBSEQUENT EVENTS

The recent outbreak of Coronavirus, a virus causing potentially deadly respiratory tract infections originating in China and spreading in various jurisdictions, may negatively affect economic conditions regionally as well as globally, disrupt operations situated in countries particularly exposed to the contagion, affect supply chains or otherwise impact our businesses. Governments in affected countries are imposing travel bans, quarantines and other emergency public safety measures. Those measures, though temporary in nature, may continue and increase depending on developments in the virus’ outbreak. The ultimate severity of the Coronavirus outbreak is uncertain at this time and therefore the Company cannot reasonably estimate the impact it may have on its end markets and its operations.